UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2006

Covalent Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21145	56-1668867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Glenhardie Corporate Center, 1275 Drummers Lane, Suite 100, Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 975-9533

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This report is being filed for the sole purpose of filing the consents of Deloitte & Touche LLP and KPMG Og Ab included as Exhibit 23.1 and 23.2, respectively, to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

No.	Description

23.1	Consent of Deloitte & Touche LLP dated August 2, 2006

23.2	Consent of KPMG Oy Ab dated August 4, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Covalent Group, Inc.
Registrant

/s/ Kenneth M. Borow, M.D.
Dated: August 4, 2006	Name:	Kenneth M. Borow, M.D.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

The following exhibits are filed as part of this report:

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP dated August 2, 2006*

23.2	Consent of KPMG Oy Ab dated August 4, 2006*

*	Filed electronically herewith.